Exhibit 99.1

Lynden Energy Corp.’s Securityholders Approve Arrangement with Earthstone Energy, Inc.

VANCOUVER — May 12, 2016 — Lynden Energy Corp. (TSXV: LVL) (“Lynden”) today announced that its securityholders approved the proposal relating to the previously announced arrangement agreement entered into on December 16, 2015, as amended, with Earthstone Energy, Inc. (“Earthstone”) and a wholly-owned subsidiary of Earthstone (“Earthstone Acquisition”) pursuant to which Earthstone Acquisition will acquire all of the outstanding common stock of Lynden, and Earthstone Acquisition and Lynden will amalgamate to continue as one corporate entity with Lynden surviving the amalgamation as a wholly-owned subsidiary of Earthstone (the “Arrangement”). At the special meeting, Lynden securityholders voted on and approved a resolution with respect to the Arrangement. The special meeting was held on May 12, 2016.

The Arrangement resolution was approved by shareholders holding 99.7% of the outstanding common shares voting in person or by proxy at the special meeting and by securityholders holding 99.72% of common shares and options, voting together as a class, present in person or by proxy at the special meeting.

An application will be made for a final order of the Supreme Court of British Columbia for approval of the Arrangement on May 13, 2016.

About Lynden Energy Corp.

Lynden Energy Corp. is in the business of acquiring, exploring and developing petroleum and natural gas rights and properties. Lynden has various working interests in the Midland Basin and Eastern Shelf of the Permian Basin, West Texas, USA.

Further information relating to Lynden is also available on its website at www.lyndenenergy.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the proposed Arrangement to Earthstone and Lynden and their stockholders, the anticipated completion of the proposed Arrangement or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone, Lynden and their management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to obtain court and regulatory approvals of the proposed Arrangement; the ability to complete the proposed Arrangement on anticipated terms and timetable; Earthstone’s and Lynden’s ability to integrate successfully after the Arrangement and achieve anticipated benefits from it; the possibility that various closing conditions for the Arrangement may not be satisfied or waived; risks relating to any unforeseen liabilities of Earthstone or Lynden; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; and risks arising out of hedging transactions. Earthstone’s annual report on Form 10-K (as amended by Amendment No. 1 on Form 10-K/A) for the year ended December 31, 2015, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Lynden’s annual report on Form 10-K for the year ended June 30, 2015, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect Lynden’s business, results of operations, and financial condition. Earthstone and Lynden undertake no obligation to revise or update publicly any forward-looking statements except as required by law.

For further information, please contact:

Mr. Colin Watt, CEO and President, Lynden Energy Corp. +1-604-629-2991

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this news release.